EXHIBIT 10.4


                                PLEDGE AGREEMENT
                                ----------------

         AGREEMENT, dated as of April 20, 2004, by and among WINFRIED M. KLIMEK and SANJAY MODY ("Mody"), on behalf of himself and as agent for the benefit of Earl Anderson (collectively, the "Co-Pledgors" and each a "Co-Pledgor"), for the benefit of TWINKLE INTERNATIONAL FZE, an United Arab Emirates company ("Pledgee"), and THELEN REID & PRIEST LLP, a California limited liability partnership, as Agent ("Agent").

                                   WITNESSETH

         WHEREAS, Distinctive Devices, Inc., a Delaware corporation ("DDI"), and the Pledgee have entered into a Note Purchase Agreement, dated the date hereof (the "Purchase Agreement"), in which the Pledgee has agreed to loan (the "Loan") to DDI the principal amount of US$4,000,000 pursuant to an Unsecured Promissory Note (the "Note");

         WHEREAS, the Co-Pledgors and Earl Anderson ("Anderson") are executive officers and directors of DDI and its wholly-owned subsidiary galaxis technology ag, a German corporation, and hold options (the "Options") to purchase shares of DDI Common Stock, $.001 par value ("Common Stock"), pursuant to option agreements (the "Option Agreements"), as set forth on Schedule A hereto;

         WHEREAS, to induce the Pledgee to enter into the Purchase Agreement and to make the Loan, each Co-Pledgor is willing to pledge the Pledged Collateral (defined below) in furtherance of the obligations of DDI under the Note, pursuant to the terms specified herein;

         WHEREAS, Anderson has pledged and delivered his Option Agreement, with its respective Notice of Assignment duly executed in favor of the Pledgee, to the Agent, with the intention that it constitute part of the Pledged Collateral, and has asked Mody to act as his agent under this Agreement, and accordingly, Mody shall make the representations, warranties and covenants contained herein on Anderson's behalf, with respect to his portion of the Pledged Collateral; and

         WHEREAS, the Co-Pledgors have a direct interest in the financial affairs and well being of DDI and its subsidiaries and will benefit from the Loan contemplated by the Purchase Agreement, and accordingly, each Co-Pledgor desires to execute and deliver this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Co-Pledgors and Pledgee hereby agree as follows:

         1.  Pledge and Grant of Security Interests.
             --------------------------------------

             1.1 Grant. Each of the Co-Pledgors hereby pledges, assigns, hypothecates and transfers to Pledgee, its successors and assigns, for the benefit of Pledgee, his respective Option Agreement representing the respective Options, together with a Notice of Assignment duly executed in favor of the Pledgee ("Pledged Collateral"), as collateral security for the payment or other satisfaction by DDI of its indebtedness (the "DDI Indebtedness") under the Note.


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             1.2  Delivery. Each Co-Pledgor shall deliver or cause to be delivered to the Agent his portion of the Pledged Collateral.

         2. Obligations Unconditional. The obligations of the Co-Pledgors under this Agreement, which are limited solely to the Pledged Collateral, shall be absolute and unconditional and shall remain in full force and effect until the DDI Indebtedness shall have been paid in full or otherwise satisfied. Such obligations of the Co-Pledgors shall not be affected, modified or impaired by any statement of facts or by the happening from time to time of any event, such as modification or extension of the Note, whether or not such event shall occur with notice to, or the consent of, any of the Co-Pledgors.

         3. Waiver of Co-Pledgors. Each of the Co-Pledgors hereby waives notice of the issuance of the Note. Each of the Co-Pledgors also waives presentment, demand for payment, protest and notice of nonpayment or dishonor and all other notices and demands whatsoever relating to the Note, other than notice of an Event of Default thereunder and notices as required by this Agreement.

         4. Use of Collateral. Prior to payment in full of the Note, each Co-Pledgor shall be entitled to exercise the Options, in whole or in part, with respect to the Pledged Collateral. In the event a Co-Pledgor exercises the Options, in whole or in part, he shall cause DDI to deliver the certificates for the shares of DDI Common Stock issued upon such exercise to the Agent to be held as additional Pledged Interests under this Agreement.

         5. Representations and Warranties. To induce the Pledgee to make the Loan and enter into this Agreement, and for other good and valuable consideration, each Co-Pledgor hereby represents and warrants to with the Pledgee that:

             (a) he has full legal power and authority to enter into this Agreement and to perform his obligations herein;

             (b) this Agreement constitutes the legal, valid and binding obligation of such Co-Pledgor, enforceable in accordance with its terms, except as such enforceability may be affected by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sough in a proceeding in equity or at law);

             (c) the execution, delivery and performance of this Agreement does not and will not violate or contravene any agreement, commitment, arrangement or instrument to which, as of any date, he is a party; and

             (d) he is the exclusive legal and beneficial owner of his Option Agreement, free and clear of all claims, liens, security interests and other encumbrances, other than restrictions on transfer under the Securities Act of 1933, as amended, with respect to the Options and the underlying shares of Common Stock ("Option Shares").


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


         6.  Co-Pledgors' Covenants.
             ----------------------

             6.1 No Other Pledges. Each Co-Pledgor covenants and agrees that he will not create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of his portion of the Pledged Collateral, or any of such Co-Pledgor's Option Shares, or any proceeds thereof, prior to the satisfaction of the Note.

             6.2 No Transfer. Each Co-Pledgor covenants and agrees that he will not transfer, assign, hypothecate, encumber, pledge or otherwise alienate his portion of the Pledged Collateral, or enter into any agreement with respect to the foregoing, including, without limitation, any of such Co-Pledgor's Option Shares, prior to satisfaction of the Note.

             6.3 Further Assurance. Each Co-Pledgor covenants and agrees that he will, upon the reasonable request of the Pledgee, execute and deliver all such instruments and agreements as may be necessary or appropriate to give effect to his obligations under this Agreement.

         7. Rights and Remedies upon Default. The Pledgee shall have the following rights and remedies:

             7.1 Rights. If any Event of Default under the Note shall occur, and is still continuing for five (5) Business Days (a "Business Day" being any weekday, not otherwise a bank holiday in New York City), which has not been otherwise waived in writing, the Pledgee shall notify ("Default Notice") each Co-Pledgor and the Agent in writing of such Event of Default and its intention to obtain the transfer of the Pledged Collateral. If no notice objecting to the Event of Default or the transfer of the Pledged Collateral ("Notice of Objection"), made in good faith, is received by both the Agent and the Pledgee, from any of the Co-Pledgors within seven (7) Business Days from the date each such Default Notice is received by the respective Co-Pledgors, the Agent shall deliver to the Pledgee the Pledged Collateral. The Agent shall have no duty to sell or otherwise realize the Pledged Collateral. If any Notice of Objection is received that objects to the transfer of all or a portion of the Pledged Collateral pursuant to this Section 7, the Agent shall retain that portion of the Pledged Collateral specified in any such Notice of Objection, until such objection is resolved (a) through a final resolution and agreement among the Co-Pledgors and the Pledgee indicated by a joint written instruction of the Co-Pledgors and the Pledgee to the Agent, or (b) in a final unappealable order of a court of competent jurisdiction. Notwithstanding anything in this Agreement to the contrary, the Pledgee understands that upon an Event of Default by DDI under the Note, the Pledged Collateral shall represent the Pledgee's only recourse against the Co-Pledgors (including Anderson) in respect of this Agreement and the Note, as the Pledgee shall have no recourse against any Co-Pledgor (including Anderson) for an obligation or claim arising out of or based upon the Agreement other than as to the Pledged Collateral.

             7.2 Application of Pledged Collateral. The Options and the Option Shares, if any, received by the Pledgee pursuant to this Agreement shall be applied to the DDI Indebtedness, valued as agreed between the Pledgee and DDI. This Agreement is entered into by the Co-Pledgors for the benefit of the Pledgee, and its successors and assigns, as the Pledgee of the Note and may be


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


enforced by any subsequent Pledgee of the Note in accordance with the provisions of this Agreement. This Agreement shall not be deemed to create any right in, or to be in whole or in part for the benefit of, any person other than such Pledgee, the Co-Pledgors, DDI and their respective successors, assigns, heirs and administrators.

         8. Release of Pledged Collateral. Upon payment in full and satisfac-tion of the Note, the Pledgee shall promptly take all action necessary to terminate the security interest in the Pledged Collateral, and the Agent shall deliver to each Co-Pledgor his portion of the Pledged Collateral, including returning Anderson his portion of the Pledged Collateral.

         9. Agent. Acceptance by the Agent of its duties under this Agreement is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control the rights, duties and immunities of the Agent:

             (a) the duties and obligations of the Agent shall be determined solely by the express provisions of this Agreement (except and to the extent otherwise expressly provided herein) and the Agent shall not be bound by the provisions of any other agreement;

             (b) notwithstanding anything to the contrary herein, the duties and obligations of the Agent hereunder shall extent only to the delivery of the Pledged Collateral pursuant to Sections 7.1 and 8 above and such duties and obligations will terminate upon such delivery;

             (c) the Agent shall not be responsible for any failure or inability of the parties to this Agreement, or of anyone else, to deliver any of the Pledged Collateral, including Option Shares which may become Pledged Collateral, or other property to the Agent or otherwise to honor any of the provisions of this Agreement;

             (d) the Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Agent in good faith believes to be genuine and to have been signed or presented by the proper party or parties from time to time;

             (e) the Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith or for any mistake in fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own willful misconduct or gross negligence;

             (f) the Agent may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the written opinion of such counsel; and

             (g) in the event of ambiguity in the provisions governing the Note, the Pledged Collateral or this Agreement or uncertainty on the part of the Agent as to how to proceed, such that the Agent, in its sole and absolute judgment, deems it necessary for its protection so to do, the Agent may refrain from taking any action other than to retain custody of the Pledged Collateral


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


deposited hereunder until it shall have received joint written instructions signed by the Pledgee and each Co-Pledgor in accordance with the provisions of this Agreement.

         10. Resignation or Removal of Agent.
             -------------------------------

             10.1 The Agent may resign at any time by giving thirty (30) days' written notice thereof to the Pledgee and each Co-Pledgor. Within thirty (30) days after receiving such notice, the Pledgee and each Co-Pledgor shall appoint a successor escrow agent (the "Successor Agent") at which time the Agent shall deliver the Pledged Collateral to the Successor Agent. After appointment of the Successor Agent and delivery of the Pledged Collateral by the Agent to the Successor Agent, the Agent shall have no further duties or responsibilities in connection herewith.

             10.2 The Pledgee and each Co-Pledgor, acting jointly, may remove the Agent upon written notice to the Agent stating such removal and designating a Successor Agent, and, upon delivery of the Pledged Collateral to the Successor Agent, the Agent shall thereupon be discharged from all obligations under this Agreement and shall have no further duties or responsibilities in connection herewith.

             10.3 If after thirty (30) days from the date of delivery of its written notice of intent to resign, or of the parties joint notice of removal, the Agent has not received a written designation of a Successor Agent, the Escrow Agent's sole responsibility shall be in its sole discretion either to retain custody of the Pledged Collateral, or to apply to a court of competent jurisdiction for appointment of a Successor Agent and after such appointment to have no further duties or responsibilities in connection herewith.

             10.4 The Pledgee acknowledges that the Agent is acting as legal counsel to DDI and to the Co-Pledgors. The Pledgee does not object to the representation of DDI and the Co-Pledgors by the Agent.

         11. Indemnity. The Pledgee and each Co-Pledgor will, jointly and severally, keep the Agent harmless and will indemnify the Agent to the fullest extent permitted by law against any claim, action, suit or demand, which may be brought or made against the Agent and any of its partners, employees or agents (each an "Indemnified Party") in connection with the performance by the Agent in its role as Agent in accordance with the terms of this Agreement and will pay any reasonable cost and expense (including without limitation reasonable attorneys' fees payable in advance) incurred by an Indemnified Party in connection with this indemnity, as and when incurred, except to the extent (if any) for matters arising out of the gross negligence or intentional misconduct of the Agent.

         12. Expenses. Unless otherwise indicated in this Agreement, the Pledgee and each Co-Pledgor shall each pay their own respective costs, fees and expenses, incurred in connection with this Agreement.

         13. Assignment. The Agent, subject to the terms of the this Agreement, shall have the right to assign this Agreement. The Co-Pledgors may not assign, transfer or otherwise dispose of any of its rights or obligations hereunder, by operation of law or otherwise, and any such assignment, transfer or other disposition without the Pledgee's written consent shall be void. All of the


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rights, privileges, remedies and options given to Pledgee under this Agreement and the Note shall inure to the benefit of any successors and assigns, and all the terms, conditions, covenants, provisions and warranties herein shall inure to the benefit of and bind the permitted successors and assigns of each Co-Pledgor.

         14. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered and, if delivered by mail, shall be mailed by recognized international courier or sent by facsimile, and addressed as follows (or to such other address any party hereto may hereafter duly advise the other parties):

if to the Co-Pledgors:

             c/o Sanjay Mody
             Distinctive Devices, Inc.
             One Bridge Plaza
             Suite 100
             Fort Lee, New Jersey  07024
             Facsimile: (201) 363-9926

if to the Pledgee:

             Twinkle International FZE
             W-1-105
             Dubai Airport Free Zone
             P.O. Box 54404
             Dubai, UAE
             Attn:  ___________
             Facsimile:  __________________

if to Agent:

             Thelen Reid & Priest LLP
             40 West 57th Street
             New York, NY 10019
             Attn:  Bruce A. Rich, Esq.
             Fax Number:  (212) 603-2001

         15. Miscellaneous. This Agreement (i) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (ii) may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; (iii) may be terminated, amended or modified only by an instrument in writing signed by the duly authorized representatives of the parties; (iv) shall be binding upon the parties hereto, and their respective heirs, administrators, successors and assigns, and (v) shall be governed in all respects, including validity, interpretation and effect, by, and shall be enforceable in accordance with, the law of the State of Delaware, without giving effect to principles of conflicts of law. If any provision of this Agreement shall be held to be invalid by any


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court of competent jurisdiction, the invalidity of such provisions shall not affect any of the remaining provisions.

         16. Headings. The descriptive headings hereunder used are for convenience only and shall not be deemed to limit or otherwise effect the construction of any provision hereof.

         IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.


                                            ----------------------------------
                                                     WINFRIED M. KLIMEK



                                            ----------------------------------
                                                        SANJAY MODY

AGREED TO AND ACCEPTED:


TWINKLE INTERNATIONAL FZE


By:____________________________________


Its:___________________________________


THELEN REID & PRIEST LLP, as Agent


By:____________________________________


Its:___________________________________



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                                   SCHEDULE A
                                   ----------


1. Option Agreement, dated as of January 14, 2004, and amended as of April 20, 2004, between Distinctive Devices, Inc. and Earl Anderson for 250,000 shares of Common Stock.

2. Option Agreement, dated as of January 14, 2004, and amended as of April 20, 2004, between Distinctive Devices, Inc. and Winfried M. Klimek for 1,250,000 shares of Common Stock.

3. Option Agreement, dated as of January 14, 2004, and amended as of April 20, 2004, between Distinctive Devices, Inc. and Sanjay Mody for 1,000,000 shares of Common Stock.



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